SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 17, 1996


                                   APAC TeleServices, Inc.

               (Exact name of registrant as specified in charter)


         Illinois                    0-26786                  36-2777140
(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)             File Number)              Identification No.)



One Parkway North Center, Suite 510, Deerfield, Illinois        60015
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (847) 945-0055





          (Former name or former address, if changed since last report)


Item 5.   Other Events.

     The Registrant is filing, as Exhibit 99, a press release dated October 17, 1996, in which the Registrant reports revenues and earnings for each of the thirteen weeks and thirty-nine weeks ended September 29, 1996.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
                                                    Page Number
 Number  Description                                In This
                                                    Report

 (99)    Press release, dated October 17, 1996,           4
         reporting the Registrant's revenues and
         earnings for each of the thirteen weeks
         and thirty-nine weeks ended September 29, 1996.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              APAC TELESERVICES, INC.


Date: October 18, 1996             By:  /s/ Robert D. Mitchum
                                   Robert D. Mitchum
                              Its: Senior Vice President -- Finance